Fees Summary	Mar. 11, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 22,066,110.56
Previously Paid Amount	0.00
Total Fee Amount	3,047.33
Total Offset Amount	0.00
Net Fee	$ 3,047.33